Common Stock and Preferred Stock	3 Months Ended
Mar. 31, 2015
Common Stock and Preferred Stock
Common Stock and Preferred Stock

2. Common Stock and Preferred Stock

During January 2014, the Company engaged in a private offering of up to 500,000 shares of its common stock, par value $0.01 per share, at a price of $10.85 per share. As of March 31, 2014, the offering was completed and closed. The Company issued 490,773 shares in the offering generating total proceeds of approximately $5,325 and had offering costs of approximately $60. In addition, during January 2014, the Company issued 17,274 shares of common stock to an existing principal shareholder at $10 per share generating total proceeds of approximately $173.